                                                                Exhibit 25.4-B
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ------------------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                   ----------------------------------------

                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                             13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification no.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                        10017
(Address of principal executive offices)                             (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
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                            DUKE CAPITAL CORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                             56-0282142
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                              identification no.)


526 SOUTH CHURCH STREET
CHARLOTTE, NORTH CAROLINA                                                 28202
(Address of principal executive offices)                             (Zip Code)

         ------------------------------------------------------------
                        PREFERRED SECURITIES GUARANTEE
                       (DUKE CAPITAL FINANCING TRUST V)

                      (Title of the indenture securities)

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                                    GENERAL

Item 1.   General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          New York State Banking Department, Suite 2310, 5 Empire State Plaza, Albany, N.Y. 12223.

          Board of Governors of the Federal Reserve System, 20th and C Street, NW, Washington, D.C. 20551.

          Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y. 10045.

          Federal Deposit Insurance Corporation, 550 Seventeenth Street, NW, Washington, D.C. 20429.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.


Item 2.   Affiliations with the Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.   List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

           8. Not applicable.

           9. Not applicable.

                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 18th day of November, 1999.

                                             THE CHASE MANHATTAN BANK


                                             By /s/ N. Rodriguez
                                                -----------------
                                                N. Rodriguez
                                                Trust Officer

                             Exhibit 7 to Form T-1

                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF


                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business December 31, 2000, in
            accordance with a call made by the Federal Reserve Bank
              of this District pursuant to the provisions of the
                             Federal Reserve Act.

                                                                                      DOLLAR AMOUNTS
                                 ASSETS                                                IN MILLIONS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin ...............................    $ 22,648
  Interest-bearing balances ........................................................       6,608
Securities:
Held to maturity securities ........................................................         556
Available for sale securities ......................................................      66,556
Federal funds sold and securities purchased under agreements to resell .............      35,508
Loans and lease financing receivables:
  Loans and leases, net of unearned income .............................   $158,034
  Less: Allowance for loan and lease losses ............................      2,399
  Less: Allocated transfer risk reserve ................................          0
                                                                           --------
  Loans and leases, net of unearned income, allowance and reserve .................      155,635
Trading Assets ....................................................................       59,802
Premises and fixed assets (including capitalized leases) ..........................        4,398
Other real estate owned ...........................................................           20
Investments in unconsolidated subsidiaries and associated companies ...............          338
Customers' liability to this bank on acceptances outstanding ......................          367
Intangible assets .................................................................        4,794
Other assets ......................................................................       19,886
                                                                                        --------
TOTAL ASSETS ......................................................................     $377,116
                                                                                        ========

                                  LIABILITIES
Deposits:
  In domestic offices ...............................................................................    $132,165
  Noninterest-bearing ......................................................................  $54,608
  Interest-bearing .........................................................................   77,557
                                                                                              -------
  In foreign offices, Edge and Agreement, subsidiaries and IBF's ....................................     106,670
  Noninterest-bearing....................................................................... $  6,059
  Interest-bearing .........................................................................  100,611

Federal funds purchased and securities sold under agreements to repurchase...........................      45,967
Demand notes issued to the U.S. Treasury ............................................................         500
Trading liabilities .................................................................................      41,384

Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
  With a remaining maturity of one year or less .....................................................       6,722
  With a remaining maturity of more than one year through three years ...............................           0
  With a remaining maturity of more than three years ................................................         276
Bank's liability on acceptances executed and outstanding ............................................         367
Subordinated notes and debentures ...................................................................       6,349
Other liabilities ...................................................................................      14,515
                                                                                                         --------
TOTAL LIABILITIES ...................................................................................     354,915


                                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus .......................................................           0
Common stock ........................................................................................       1,211
Surplus (exclude all surplus related to preferred stock) ............................................      12,614
Undivided profits and capital reserves ..............................................................       8,658
Net unrealized holding gains (losses) on available-for-sale securities ..............................        (298)
Accumulated net gains (losses) on cash flow hedges...................................................           0
Cumulative foreign currency translation adjustments .................................................          16

TOTAL EQUITY CAPITAL ................................................................................      22,201
                                                                                                         --------
TOTAL LIABILITIES AND EQUITY CAPITAL ................................................................    $377,116
                                                                                                         ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate federal regulatory authority and is true to the best of my knowledge and belief.

                                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate federal regulatory authority and is true and correct.

                                    DOUGLAS A. WARNER III    )
                                    WILLIAM B. HARRISON, JR. )  DIRECTORS
                                    ELLEN V. FUTTER          )